UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2007

NGA HoldCo LLC

(Exact name of registrant as specified in its charter)

Nevada	0-52734	20-8349236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Waterway Avenue, Suite 150, The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-559-7400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

Closing Under the Purchase Agreement

Pursuant to the terms and conditions of an Amended and Restarted Purchase Agreement, dated as of July 20, 2007, by and among Eldorado Resorts LLC (“Resorts”), NGA AcquisitionCo, LLC (“AcquisitionCo”) and Donald L. Carano (“Carano’), the presiding member of Resorts’ Board of Managers and the Chief Executive Officer of Resorts, NGA HoldCo, LLC (the “Company”), through its wholly owned subsidiary, AcquisitionCo, acquired a 17.0359% equity interest in Resorts on December 14, 2007 (the “Closing Date”).

The 17.0359% equity interest includes a 14.47% new membership interest that was acquired directly from Resorts and a previously outstanding 3% membership interest (that, as a result of the issuance of the new membership interest, was reduced to a 2.5659% interest) acquired from Carano. In consideration for its equity interest in Resorts, AcquisitionCo

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transferred to Resorts, free and clear of any liens, ownership of $31,133,250 original principal amount of First Mortgage Bonds due 2012 co-issued by Eldorado Casino Shreveport Joint Venture, a Louisiana general partnership that owns Eldorado-Shreveport (the “Louisiana Partnership”), and Shreveport Capital Corporation, a wholly owned subsidiary of the Louisiana Partnership (the “Shreveport Bonds”) together with the right to all interest paid with respect thereto after the closing date, and

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transferred to Carano, free and clear of any liens, (i) $6,912,113 original principal amount of Shreveport Bonds together with the right to all interest paid with respect thereto after the closing date and (ii) in satisfaction of the obligation to transfer an equity interest in Shreveport Gaming Holdings, Inc (“SGHI”) representing a capital contribution amount of $286,889, 11,000 shares of the common and preferred stock of SGHI.

At closing, Resorts paid AcquisitionCo in cash $1,142,974, representing the interest on the amount of Shreveport Bonds received by it at closing that was accrued and unpaid through the Closing Date. At closing, AcquisitionCo also received from Carano an additional $170,658 in cash, representing accrued and unpaid interest on the Shreveport Bonds received by him.

New Resorts Operating Agreement

At the time of closing under the Purchase Agreement, AcquisitionCo and the then current members of Resorts entered into an amendment and restatement of Resorts’ operating agreement, dated as of the Closing Date (as amended and restated, the “New Resorts Operating Agreement”). Under the terms of the New Resorts Operating Agreement, Resorts has a board of managers (the “Resorts Board”) composed of five managers, including AcquisitionCo and the four managers of Resorts prior to the execution of the New Resorts Operating Agreement, Donald L. Carano, Recreational Enterprises, Inc. (“REI”), Hotel-Casino Management, Inc. (“HCM”) and Leslie Heisz. Under the terms of the New Resorts Operating Agreement, AcquisitionCo is deemed to have designated Thomas R. Reeg as its initial representative for all determinations to be made by the Resorts Board. REI and HCM are deemed to have designated their prior representatives, Gary L. Carano and Raymond J. Poncia, Jr., respectively, to continue as their representatives on the Resorts Board. So long as they remain managers of Resorts, AcquisitionCo, REI and HCM may change their respective representatives on the Resorts Board from time to time by notice to Resorts.

Under the terms of the New Resorts Operating Agreement, as long as AcquisitionCo or an affiliate of AcquisitionCo continues to be a member of Resorts, AcquisitionCo will be entitled to designate one of Resorts’ managers. As long as REI or an affiliate of REI continues to be a member of Resorts, REI will be entitled to designate three of Resorts’ managers, which currently are REI, Donald L. Carano and Leslie Heisz. As long as HCM or an affiliate of HCM continues to be a member of Resorts, HCM will be entitled to designate one of Resorts’ managers. Generally, any manager of Resorts may be removed from office with cause upon a vote of more than 50% of Resorts’ membership interests.

Subject to the limitations described below, and except as otherwise delegated to Resorts’ Chief Executive Officer (the “Resorts CEO”), the Resorts Board has control over the management of the business and affairs of Resorts. Each manager has one vote and an action of the Resorts Board generally requires a majority vote of the managers. The members of the Resorts Board are required to be licensed or found suitable by the relevant Nevada and Louisiana gaming authorities in order to engage in the management of Resorts.

Under the New Resorts Operating Agreement, the Resorts CEO and President are given the general powers and duties of management usually vested in the chief executive officer of a corporation along with such other powers and duties as may be prescribed by the Resorts Board or the New Resorts Operating Agreement, including the supervision, direction and control of the day-to-day business and affairs of Resorts. In addition to the general authority, the Resorts CEO and President have the following specific rights which may be exercised on behalf of Resorts:

•	to develop, improve, maintain, operate and lease Resorts’ property;

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in any single transaction or series of related transactions having a value of under $5,000,000, on behalf of Resorts, to contract to sell, sell, lease, exchange, grant any option on, convert to condominiums or otherwise transfer or dispose of any of the real or personal property of Resorts;

•	to select and remove such officers, agents and employees of Resorts to assist with the management or operation of Resorts;

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to employ and terminate the services of such persons, firms, corporations or other entities, including any one or more of Resorts’ members, for or in connection with the business of Resorts or the acquisition, development, improvement, operation, maintenance, management, leasing, financing, refinancing, sale, exchange or other disposition of the property of Resorts and to perform Resorts’ administrative services, accounting services, independent auditing services, legal and other services;

•	to institute, prosecute, defend and settle any legal or administrative proceedings having an actual or potential value of under $5,000,000;

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in any single transaction or series of related transactions having a value of under $5,000,000 to acquire real or tangible personal property to carry on the business of Resorts, and to sell, exchange or otherwise dispose of the same; and

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in any single transaction or series of related transactions having a value of under $5,000,000 to enter into loans, mortgages and other financing arrangements or rearrangements, and to grant such security interests in the assets of Resorts, as may be necessary or desirable to carry on the business.

Without the affirmative vote or written consent of all of Resorts’ members, neither the Resorts Board nor the Resorts CEO may directly or indirectly:

•	do any act in contravention of the New Resorts Operating Agreement;

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do any act that would make it impossible to carry on Resorts’ ordinary business, provided that actions of the managers in accordance with Resorts’ purposes or the rights and powers granted under the New Resorts Operating Agreement will not be considered to breach this provision; or

•	commingle funds of Resorts with funds of any other person.

Without the affirmative vote or written consent of members holding 65% of Resorts’ outstanding membership interests, neither the Resorts Board nor the Resorts CEO may directly or indirectly:

•	amend the number of Resorts’ authorized managers;

•	cause Resorts to merge or otherwise engage in any kind of business combination or reorganization with another entity or other person;

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approve, adopt and implement such new or additional incentive compensation policies and plans for the benefit of the managers, officers, agents and/or employees of Resorts that contemplate the issuance of any form of equity interest in Resorts;

•	cause Resorts to enter into any joint venture or partnership or limited liability company agreement;

•	cause Resorts to enter into any loan that results in assets of Resorts being hypothecated in excess of 80% of the fair market value of all assets of Resorts;

•	cause or permit any new issuance and sale of membership interests of Resorts other than in connection with subsequent capital contributions in accordance with the New Resorts Operating Agreement;

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cause or permit any person or entity to which a new issuance and sale of membership interests has been made by Resorts other than in connection with subsequent capital contributions in accordance with the New Resorts Operating Agreement to become a member by reason of or in connection therewith;

•	possess Resorts property, or assign rights in specific Resorts property, for other than a Resorts purpose;

•	purchase or lease Resorts property from Resorts or sell or lease property to Resorts;

•	cause Resorts to guarantee the indebtedness of any person or cause or suffer or permit any Resorts property to secure or become collateral for any indebtedness of any person other than Resorts;

•	cause or permit Resorts at any time to have more than 100 members and/or interest holders; or

•	designate a new “Tax Matters Partner” as described in the New Resorts Operating Agreement.

Without the affirmative vote or written consent of member holding 75% of Resorts’ outstanding membership interests, neither the Resorts Board nor the Resorts CEO may directly or indirectly request subsequent capital contributions from the members and interest holders of Resorts.

Members of Resorts and AcquisitionCo do not have the right to take part in the management or control of Resorts. The members of Resorts have voting rights generally limited to those required by law.

Put-Call Rights

Under the terms of the New Resorts Operating Agreement, at any time after the occurrence of a “Material Event” (as defined) or at any time after June 14, 2015 (the “Trigger Date”) AcquisitionCo or its permitted assignee(s) (the “Interest Holder”) will have the right to sell (“Put”) all but not less than all the new 14.47% interest acquired from Resorts to Resorts, and Resorts will have the right to purchase (“Call”) all but not less than all of the entire 17.0359% interest acquired by AcquisitionCo, at a price equal to the fair market value of the interest without discounts for minority ownership and lack of marketability, as determined by mutual agreement of the Interest Holder and Resorts. In the event that after 30 days the Interest Holder and Resorts have not mutually agreed on a purchase price, the purchase price will be determined by the average of two appraisals by nationally recognized appraisers of private companies, provided the two appraisals are within a 5% range of value based upon the lowest of the two appraisals. If the two appraisals are not within the 5% range, the purchase price will be determined by the average of a third mutually acceptable, independent, nationally recognized appraiser of private companies and the next nearest of the first two appraisals unless the third appraisal is at the mid-point of the first two appraisals, in which event the third appraisal will be used to established the fair market value. So long as a Material Event that entitles the Interest Holder to exercise its Put right has not occurred, AcquisitionCo will have the right to unilaterally extend the Trigger Date for up to two one-year extension periods. Upon exercise of either the Call or the Put, the New Resorts Operating Agreement provides that the transaction close within one year of the exercise of the right unless delayed for necessary approvals from applicable gaming authorities.

As defined in the New Resorts Operating Agreement, a “Material Event” for the purpose of allowing Resorts to exercise the right to Call the 17.0359% interest means the loss, forfeiture, surrender or termination of a material license or finding of unsuitability issued by one or more of the applicable gaming authorities with respect to Thomas R. Reeg, AcquisitionCo or any transferee of AcquisitionCo or any affiliate of AcquisitionCo. If a Material Event occurs that permits Resorts to exercise its Call right prior to the Trigger Date, the Interest Holder will be obligated to provide carry back financing to Resorts on terms and conditions reasonably acceptable to Resorts. If a Call is required or ordered by any applicable gaming authority, the Call will be on the terms provided for in the New Resorts Operating Agreement, unless other terms are required by any of the applicable gaming authorities, in which event the Call will be on those terms.

As defined in the New Resorts Operating Agreement, a “Material Event” for the purpose of allowing the Interest Holder to exercise the right to Put the 14.43% interest to Resorts means the loss, forfeiture, surrender or termination of a material license or finding of unsuitability by any applicable gaming authority with respect to Resorts, any affiliate of Resorts (other than AcquisitionCo or its affiliates), including, but not limited to, the Eldorado Hotel and Casino in Reno, Nevada, the Eldorado Shreveport Hotel and Casino in Shreveport, Louisiana, and Silver Legacy Resort Casino in Reno, Nevada.

At the time of closing under the Purchase Agreement, Resorts, AcquisitionCo and Carano entered into a separate put-call agreement, dated as of the Closing Date (the “Put-Call Agreement”). Under the terms of the Put-Call Agreement, the Interest Holder will be entitled, if it exercises its Put right under the Resorts Operating Agreement, to require Carano to purchase from it the portion of the 17.0359% interest acquired by AcquisitionCo from Carano. In that event, the purchase price payable by Carano will be the amount determined by multiplying the purchase price payable to the Interest Holder for the 14.47% interest, as determined in accordance with the terms of the Resorts Operating Agreement, by a fraction the numerator of which is the percentage interest in Resorts being sold to Carano and the denominator of which is the percentage interest in Resorts being sold to Resorts.

Resorts is subject to certain covenants under its credit facility and the indenture relating to the 9% senior notes due 2014 co-issued by Resorts and a wholly owned subsidiary of Resorts that impose limitations on Resorts’ ability to reacquire its equity interests. So long as these covenants are in effect, they will be applicable to the purchase by Resorts of the 14.47% interest in the event the Interest Holder exercises its Put right under the New Resorts Operating Agreement as well as the purchase of the 17.0359% interest in the event Resorts exercises its Call right under the New Resorts Operating Agreement. Accordingly, each covenant, if then applicable, will prohibit the purchase of the 14.47% interest or the 17.0359% interest unless the transaction, at the time it occurs, complies with the covenant’s provisions or any non-compliance is waived by the lenders under the credit facility and/or the holders of the 9% notes, as applicable. In the event these covenants, or either of them, remain in effect at a time when the

Interest Holder seeks to exercise its Put right or Resorts seeks to exercise its Call right, there can be no assurance that any waivers that may then be required to consummate the transaction can be obtained or that Resorts will be able to eliminate the covenant restrictions by the repayment of any indebtedness then owed to the creditors whom the covenants are intended to benefit or otherwise.

In the event of an initial public offering by Resorts of any of its equity securities, the Put and Call provisions in the New Resorts Operating Agreement and those in the Put-Call Agreement will terminate and be of no further force and effect.

Registration Rights

In the event of a public offering by Resorts of its equity securities in which any member of Resorts is allowed to participate, the Interest Holder will have rights under the New Resorts Operating Agreement equivalent to other members of Resorts to sell the equity securities of Resorts held by the Interest Holder on a pro rata basis with the other members. At the time of closing under the Purchase Agreement, AcquisitionCo and Resorts entered into a registration rights agreement, dated as of the Closing Date (the “Registration Rights Agreement”) that grants to AcquisitionCo certain registration rights, including the right to conduct a secondary offering of its interest in Resorts subsequent to any initial public offering of the equity securities of Resorts by the exercise of a one-time demand registration right. The demand registration right may be exercised after a registered offering of securities of Resorts and the expiration of any lock-up period (not to exceed six months) associated with the offering. If the demand is for a shelf registration, Resorts will be obligated to keep the shelf registration statement continuously effective for a period of 24 months or until all of the securities covered by the registration statement (i) have been sold as contemplated by the shelf registration statement, (ii) are covered by a subsequent registration statement that has been declared effective by the Securities and Exchange Commission, or (iii) are eligible to be sold immediately and freely pursuant to paragraph (k) of Rule 144 under the Securities Act of 1933.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the information in Item 1.01 of this report concerning the Company’s acquisition of a 17.0359% interest in Resorts and its disposition of $38,045,363 principal amount of Shreveport Bonds and 11,000 shares of the common stock of Shreveport Gaming Holdings, Inc. appearing under the caption “Closing Under the Purchase Agreement,” which information is incorporated in this item by this reference.

Item 9.01	Financial Statements and Exhibits.

The following financial statements and pro forma financial statements will be filed as part of this report by an amendment hereto not later than February 29, 2008:

HISTORICAL FINANCIAL STATEMENTS FOR ELDORADO RESORTS, LLC AND SUBSIDIARIES

Independent Auditors’ Report

Consolidated Balance Sheets as of December 31, 2006 and 2005 (as restated) and September 30, 2007 (unaudited)

Consolidated Statements of Operations for the Years Ended December 31, 2006, 2005 (as restated) and 2004 and for the Unaudited Nine Months Ended September 30, 2007 and 2006 (as restated)

Consolidated Statements of Members’ Equity for the Years Ended December 31, 2006, 2005 (as restated) and 2004 and for the Unaudited Nine Months Ended September 30, 2007

Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 (as restated) and 2004 and for the Unaudited Nine Months Ended September 30, 2007

Notes to the Consolidated Financial Statements

PRO FORMA FINANCIAL STATEMENTS FOR NGA HOLDCO, LLC

Preliminary Note to the Pro Forma Consolidated Financial Statements

Pro Forma Consolidated Balance Sheet (unaudited) as of September 30, 2007

Pro Forma consolidated Income Statements (unaudited) for the Nine Months ended September 30, 2007 and for the period from August 1, 2006 (inception) to December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGA HOLDCO, LLC

Date: December 19, 2007	By:	/s/ Thomas R. Reeg
Thomas R. Reeg, Operating Manager